                                                                    Exhibit 10.1

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

          This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of
                                               ---------
August 25, 1999, by and between Online System Services, Inc., a Colorado corporation doing business as Webb Interactive Services, Inc. (the "Company"),
                                                                    -------
with headquarters located at 1800 Glenarm Place, Suite 700, Denver, Colorado 80202, and Castle Creek Technology Partners LLC (the "Purchaser"):
                                                      ---------

                                    RECITALS
                                    --------

          A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United
                                    ------------
States Securities and Exchange Commission (the "SEC") under the Securities Act
                                                ---
of 1933, as amended (the "Securities Act").
                          --------------

          B. The Purchaser desires to purchase, and the Company desires to issue and sell, upon the terms and conditions stated in this Agreement, (i) an amount of the Company's three-year 10% Convertible Promissory Notes (the "Note")
                                                                          ----
in the form of Exhibit A which is convertible into shares of the Company's
               ---------
Common Stock, no par value (the "Common Stock"), (ii) a warrant in the form of
                                 ------------
Exhibit B (the "Warrant" and, when taken together with the Note, the "Purchased
---------       -------                                               ---------
Securities") entitling the holder thereof to purchase the number of shares (the
----------
"Warrant Shares") of Common Stock as set forth below.  The Note and the PIK
 --------------
Notes (as defined in the Note) are collectively referred to herein as the "Convertible Securities". The shares of Common Stock issuable upon conversion
-----------------------
of or otherwise pursuant to the Convertible Securities are referred to herein as the "Conversion Shares." The Convertible Securities, the Warrant, the
     -----------------
Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities".
     ----------

          C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights
                                         ---------       -------------------
Agreement"), pursuant to which the Company has agreed to provide certain
---------
registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                   AGREEMENTS
                                   ----------

          NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE 1
                   PURCHASE AND SALE OF SECURITIES; SECURITY

          1.1  Purchase of Note and Warrant.  The purchase price (the "Purchase
               ----------------------------                            --------
Price") to be paid by the Purchaser for the Note and Warrant being purchased by
-----
the Purchaser shall be Five Million Dollars ($5,000,000.00). On the Closing Date (as defined herein), subject to the terms and the satisfaction (or waiver) of the conditions set forth in Articles VI and VII, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company (i) a
Note in principal amount equal to the Purchase Price and (ii) a Warrant entitling the holder thereof to purchase 136,519 Warrant Shares.

          1.2  Form of Payment.  At the Closing, the Purchaser shall pay the
               ---------------
Purchase Price for the Note and Warrant by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of a duly executed Note and Warrant, and the Company shall deliver to the Purchaser such executed Note and Warrant against delivery of such Purchase Price from the Purchaser.

          1.3  Closing Date.  Subject to the satisfaction (or waiver) of the
               ------------
conditions set forth in Articles VI and VII below, the date and time of the issuance, sale and purchase of the Note and Warrant pursuant to this Agreement shall be August 25 , 1999. (the "Closing"). The Closing shall occur at 11:00
                                  -------
a.m. Chicago time, at the offices of Altheimer & Gray, 10 S. Wacker Drive, Chicago, IL 60606. The date of the Closing is hereinafter referred to as the "Closing Date."

                                   ARTICLE 2
                  PURCHASER'S REPRESENTATIONS AND WARRANTIES

          The Purchaser represents and warrants to the Company as set forth in this Article II. The Purchaser makes no other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

          2.1  Purchase for Own Account.  The Purchaser is purchasing the Note
               ------------------------
and Warrant for the Purchaser's own account for investment only and not with a view toward or in connection with the public resale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser will not resell any of the Purchased Securities or any securities which may be issued upon exchange or conversion thereof except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, the Purchaser does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of any or all of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act.

          2.2  Accredited Investor Status.  The Purchaser is an "accredited
               --------------------------
investor" as that term is defined in Rule 501(a) of Regulation D.

          2.3  Reliance on Exemptions.  The Purchaser understands that the
               ----------------------
Securities are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

          2.4  Information.  The Purchaser and its counsel have been furnished
               -----------
all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Purchased Securities which have been specifically requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and has received what the Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such materials or inquiries nor any other due diligence investigation conducted by the Purchaser nor any of its representations, warranties, covenants or agreements shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Article III. The Purchaser understands that the Purchaser's investment in the Securities involves a high degree of risk.

          2.5  Governmental Review.  The Purchaser understands that no United
               -------------------
States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

          2.6  Transfer or Resale.  The Purchaser understands that (i) except as
               ------------------
provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of
Section 5.1 hereof or as otherwise may be permissible under the Securities Act);
(ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance
                                       --------
with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

          2.7  Legends.  The Purchaser understands that, subject to Article V
               -------
hereof, the certificates for the Note, the Warrant and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser pursuant to Rule 144 or otherwise without registration, the certificates for the Conversion Shares and the Warrant Shares will bear a restrictive legend (the "Legend") in the following form:
                         ------

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

          Except for the Legend in accordance with this Section 2.7 and Section
5.1 hereof, the Securities shall bear no other legend.

          2.8  Authorization; Enforcement.  This Agreement and the Registration
               --------------------------
Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable against Purchaser in accordance with their terms.

          2.9  Residency.  The Purchaser is a resident of the State of Illinois.
               ---------


                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Purchaser that:

          3.1  Organization and Qualification.  The Company and each of its
               ------------------------------
subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse
                           -----------------------
effect on (i) the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis, (ii) the transactions contemplated hereby, (iii) the ability of the Company to perform its obligations under this Agreement, the Note, the Warrant or the Registration Rights Agreement, including any exhibits thereto (collectively, the "Investment Agreements") or (iv) the Purchaser's interest in
                    ---------------------
the Securities.

          3.2  Authorization; Enforcement.  (a) The Company has the requisite
               --------------------------
corporate power and authority to (i) enter into, and perform its obligations under each of the Investment Agreements, (ii) issue, sell and perform its obligations with respect to the Note and the Warrant in accordance with the terms hereof and thereof, and (v) issue the Conversion Shares in accordance with the terms and conditions of the Note and the Warrant Shares in accordance with the terms and conditions of the Warrant; (b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement and the execution and delivery of the Note and the Warrant by the Company and the consummation by it of each of the transactions contemplated hereby and thereby (including without limitation the issuance of the Convertible Securities and the Warrant and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of the Nasdaq Small Cap Market ("Nasdaq") or Nasdaq National Market
                                             ------
System ("Nasdaq NMS"), the New York Stock Exchange ("NYSE") or any other
         ----------                                  ----
exchange on which the Company's Securities are traded, the National Association of Securities Dealers or otherwise); (c) this Agreement, the Note, the Warrant and the Registration Rights Agreement have been duly executed and delivered by the Company; and (d) each of the Investment Agreements constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          3.3  Capitalization.  The capitalization of the Company as of the date
               --------------
of this Agreement, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Convertible Securities and the Warrant), directly or indirectly, exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be initially reserved for issuance upon conversion of the Convertible Securities and the exercise of the Warrant is set forth on Schedule 3.3. All of such outstanding shares of capital
                        ------------
stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Warrant Shares and the Conversion Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3.3, as of the date of this Agreement, (i) there
                       ------------
are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, directly or indirectly, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the

Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation as currently in effect ("Certificate of
                                                      --------------
Incorporation"), and the Company's By-laws as currently in effect (the "By-laws)
-------------                                                           -------
The Company has set forth on Schedule 3.3 all instruments and agreements (other
                             ------------
than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to the Purchaser copies thereof upon the request of the Purchaser). Except as set forth on Schedule 3.3, the Company has no
                                          ------------
indebtedness for borrowed money and no agreement providing for indebtedness for borrowed money. The Company has no share purchase agreements, rights plans, agreements or instruments containing similar provisions and no agreements containing anti-dilution provisions. The Company shall provide the Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the Closing Date and it shall be a condition to the Purchaser's obligations at Closing that there are no material changes in such capitalization since the Company's representation on the date hereof. The Company has no subsidiaries, except as provided on Schedule 3.3. All such subsidiaries included on Schedule
                      ------------                                    --------
3.3. are one hundred percent (100%) owned by the Company.  Except as provided on
---
Schedule 3.3, the Company has no investments, either debt or equity, in any
------------
other entity.

          3.4  Issuance of Shares.  The Conversion Shares and Warrant Shares are
               ------------------
duly authorized and reserved for issuance, and, upon conversion of the Convertible Securities or exercise of the Warrant, each in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Convertible Securities and the Warrant are duly authorized and reserved for issuance, and are validly issued, fully paid and non-assessable, and free from all taxes, liens claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights of stockholders of the Company. No further corporate authorization or approval (other than authorization and approval of the Rule 4460(i) Authorization by the shareholders of the Company (the "Shareholder Approval") is required under the rules of the Nasdaq with respect to the transaction contemplated by this Agreement, including, without limitation, the issuance of the Conversion Shares and the Warrant Shares. The "Rule 4460(i) Authorization" shall mean (i) if Nasdaq has confirmed in writing
---------------------------
to the Company that the Warrant Shares issuable upon full exercise of the Warrant (without giving effect to any limitations thereon) are not subject to Rule 4460(i) and are not integrated with the issuance of shares of Common Stock upon conversion of the Convertible Securities, the issuance of shares of Common Stock upon conversion of the Convertible Securities (without giving effect to any limitations thereon, including Rule 4460(i)), and (ii) otherwise, the issuance of shares of Common Stock upon conversion of the Convertible Securities and upon full exercise of the Warrant (in each case, without giving effect to any limitations thereon, including Rule 4460(i)).

          3.5  No Conflicts.  The execution, delivery and performance of each of
               ------------
the Investment Agreements, by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance and reservation for issuance, as applicable, of the Warrant Shares and the Conversion Shares) do not and will not (a) result in a violation of the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, by-laws or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as the Purchaser owns any of the Securities, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or authority in order for it to execute, deliver or perform any of its obligations under any of the Investment Agreements or to perform its obligations in accordance with the terms hereof or thereof. The purchase and acquisition of the Securities by the Purchaser does not violate any law, rule, regulation, order, judgment or decree applicable to the Company, or require further filing by the Company or the Purchaser under such law, rule, regulation, order, judgment or decree, by virtue of the Company's business or assets. The Company is not in violation of the listing requirements of Nasdaq and does not reasonably anticipate that the Common Stock will be de-listed by Nasdaq for the foreseeable future. The Company will make all necessary filings and notifications with, and will obtain all necessary approvals from, Nasdaq with respect to the transactions contemplated hereby, including, without limitation, the issuance of the Securities and the listing of the

Conversion Shares and the Warrant Shares on Nasdaq immediately upon request by the Purchaser.

          3.6  Registration and SEC Documents.  The Common Stock is registered
               ------------------------------
under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has been so registered since May 23, 1996. Since June 30, 1998, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after January 1, 1998 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents"). The Company has delivered to the
                           -------------
Purchaser true and complete copies of the SEC Documents (the SEC documents filed prior to the date hereof, the "Filed SEC Documents"). As of their respective
                               -------------------
dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 3.6 of this Agreement, none of the statements made in any such SEC Document is, or has been, required to be updated or amended under applicable law. The financial statements of the Company included in the SEC Documents were prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Filed SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually and in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries taken on a whole. The Filed SEC Documents, as supplemented by Schedule 3.6 hereto, contain a complete and accurate list of all material
   ------------
undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). None of the Company, its
                                      --------
subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation relates to indebtedness for borrowed money, is with respect to an obligation in excess of One Hundred Thousand dollars ($100,000) or would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a breach or default by the Company or its subsidiaries under any Contract which breach or default would have a Material Adverse Effect.

          3.7  Absence of Certain Changes.  Since June 30, 1999, there has been
               --------------------------
no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company.

          3.8  Absence of Litigation.  Except as disclosed in Schedule 3.8,
               ---------------------                          ------------
there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding could have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. There are no facts which, if known by a potential claimant or governmental agency or authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could have a Material Adverse Effect.

          3.9  Disclosure.  No information relating to or concerning the Company
               ----------
set forth in this Agreement or provided to the Purchaser in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement, no material fact (within the meaning of the federal securities laws of the United States) exists with respect to the Company or any of its subsidiaries which has not been publicly disclosed.

          3.10  Acknowledgment Regarding Purchaser's Purchase of the Securities.
                ----------------------------------------------------------------
The Company acknowledges and agrees that the Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between the Purchaser and the Company, are "arms-length", and that any statement made by the Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, is merely incidental to the Purchaser's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

          3.11  Current Public Information.  The Company is currently eligible
                --------------------------
to register the resale of the Conversion Shares and Warrant Shares by the Purchaser on a registration statement on Form S-3 under the Securities Act for the account of Purchaser (and not for or on behalf of Company).

          3.12  No General Solicitation.  Neither the Company nor any person
                -----------------------
acting on behalf of the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

          3.13  No Integrated Offering.  Neither the Company, nor any of its
                ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation
D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of the Purchaser to the extent relevant for such determination.

          3.14  No Brokers.  The Company has taken no action which would give
                ----------
rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with Paine Webber Incorporated (the fees of which shall be paid in full by the Company)

          3.15  Acknowledgment of Dilution.  The number of Conversion Shares
                --------------------------
issuable upon conversion of the Convertible Securities and/or Warrant Shares issuable upon exercise of the Warrant may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the terms of this Agreement and the transactions contemplated hereby and the nature of the securities being sold hereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has unanimously concluded in its good faith business judgment that the issuance of the Securities as contemplated hereby is in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Securities and the Warrant Shares upon exercise of the Warrant is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

          3.16  Intellectual Property.  Each of the Company and its subsidiaries
                ---------------------
owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being
 -----------
conducted and as previously described in the Company's Annual Report on Form 10-KSB most recently filed and any subsequently filed reports on Form 10-QSB and Form 8-K. Neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

          3.17  Foreign Corrupt Practices.  Except as provided in Schedule 3.17,
                -------------------------
neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, the Company and its subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

          3.18  Key Employees.  Each Key Employee (as defined below) is
                -------------
currently serving the Company in the capacity disclosed in Schedule 3.18.  No
                                                           -------------
Key Employee, to the best of the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best of the knowledge of the Company and its subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its subsidiaries, nor is any such Key Employee subject to any constraints (e.g., litigation) which would cause such employee to be unable to devote his full time and attention to such employment or services. "Key Employee" means each of R. Steven Adams, Lindley
                          ------------
S. Branson, William R. Cullen, Perry Evans, Andre Durand, Simon Greenman, and Gwenael Hagen and any individual hired by the Company after the date hereof to perform or assume any of the duties of any Key Officer.

          3.19  Solvency.  Immediately before and after giving effect to the
                --------
transactions contemplated by this Agreement, the Company (i) has not incurred and does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they become due, and (ii) owns and will have assets, the fair saleable value of which is (a) greater than the total amount of its liabilities (including contingent liabilities) and (b) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured.

          3.20  Year 2000 Compliance.  The information set forth in the Filed
                --------------------
SEC Documents with respect to Year 2000-related compliance by the Company does not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein not misleading. The Company's testing compliance program and contingency plan, in each case regarding Year 2000-related matters, are adequate to prevent a Material Adverse Effect and such Year 2000-related matters will not cause a Material Adverse Effect.

                                   ARTICLE 4
                                   COVENANTS

          4.1  Best Efforts.  The Company shall use its best efforts timely to
               ------------
satisfy each of the conditions described in Articles VI and VII of this Agreement.

          4.2  Securities Laws.  The Company agrees to file a Form D with
               ---------------
respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to the Purchaser on or prior to the date of Closing. The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within three (3) days following the Closing Date. Such Form 8-K shall contain as exhibits this Agreement, the form of Note, the form of Warrant and the Registration Rights Agreement. The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to the Purchaser in accordance with applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchaser on or prior to the date of the applicable Closing. Without limiting any of the Company's obligations under any Investment Agreement from and after the Closing Date, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

          4.3  Reporting Status.  So long as the Purchaser beneficially owns any
               ----------------
of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

          4.4  Use of Proceeds.  The Company shall use the proceeds from the
               ---------------
sale of the Securities for working capital and general corporate purposes.

          4.5  Issuance of Additional Securities.
               ---------------------------------

               (a) The Company shall use its best efforts to consummate an equity, equity-linked or equity-like offering of at least Twenty Million Dollars ($20,000,000.00) on or before the date which is one hundred twenty
     (120) days after the Closing Date (the "Financing").
                                             ---------

               (b) For a period (the "Restricted Period") beginning on the date hereof and ending the earlier of one-year from Closing or the completion of a Financing transaction in compliance with this Section 4.5 and in which
     (i) investors other than Purchaser invest $10 million and (ii) the Purchaser had a right, pursuant to this Section 4.5, to acquire Additional Securities (as defined below) with a purchase price of at least Ten Million Dollars ($10,000,000.00) (subject, however, to the $5 million limitation contained below for strategic investors), the Company shall not issue or agree to issue, (except (i) to the Purchaser pursuant to this Agreement, the Convertible Securities or the Warrant, (ii) equity securities issued in an underwritten public offering which raises proceeds to Company of at least Twenty Million Dollars ($20,000,000), (iii) equity securities issued as payment for corporate acquisitions or (iv) stock options issued to directors, officers and employees pursuant to any employee stock option, stock purchase or restricted stock plan of the Company in effect on the date hereof up to the aggregate amounts set forth on Schedule 4.5 hereto),
                                                          ------------
     any equity securities, any equity-like or any equity-linked securities (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity, equity-like or equity-linked securities of the Company) (each of the foregoing being an "Additional Security") unless the
                                               -------------------
     Company first offers such Additional Securities to the Purchaser and provides Purchaser with at least twenty (20) days advance written notice of the proposed terms and conditions of the proposed offering of Additional Securities, including, without limitation, pricing and aggregate amount of such offering. Purchaser shall have the right, but not the obligation, by written notice to the Company prior to the closing of such offering, to participate in such offering (which notice of participation may be conditioned upon the successful consummation of such offering in an amount of at least Twenty Million Dollars ($20,000,000) including any amount to be so taken up by Purchaser (provided that in the event such offering is consummated in accordance with this Section 4.5 with investments by investors other than Purchaser investing an aggregate amount of at least $10 million, Purchaser's right of participation shall terminate as aforesaid regardless of whether Purchaser participates in such offering)). In the event that Purchaser elects to so participate in an offering under this paragraph, Purchaser shall be entitled to pay the purchase price for the Additional Securities to be purchased by it in such offering by exchanging outstanding Notes. Any Notes so exchanged in satisfaction of the payment of the purchase price by Purchaser in such offering shall be credited against such purchase price on a dollar for dollar basis in an amount equal to the sum of the outstanding principal amount of such Notes so exchanged plus interest accrued thereon through the date of such exchange. Notwithstanding the foregoing, the Company may limit Purchaser's rights under this Section 4.5(b) to acquire Additional Securities having a purchase price of up to Five Million Dollars ($5,000,000.00) if the balance of capital to be raised is funded by strategic investors. Without the consent of Purchaser, the Company may not consummate an offering which was the subject of a notice pursuant to this paragraph except on terms and conditions (including, without limtation, price) which are the same or are less favorable to the investors than set forth in such notice to Purchaser pursuant to this paragraph unless the Company again complies with the provisions of this Section 4.5(b) with respect thereto. Following such Restricted Period, the Company may issue Additional Securities provided that any securities so issued (and any securities issued or issuable, directly or indirectly, upon conversion, exercise or exchange of any of such securities) shall be ineligible for conversion, exercise, exchange, sale, resale and registration under Federal and state securities laws for a period of nine (9) months following the Closing Date.

               (c) While the Purchaser holds any Convertible Securities, the Company and each of its subsidiaries shall not, directly or indirectly, issue, or authorize for issuance, or enter into any commitment to issue, sell, transfer, distribute or otherwise dispose of any debt or equity security, bond, note or other security of, or with respect to, any of the Company's subsidiaries.

          4.6  Expenses.  The Company shall pay to the Purchaser Fifty Thousand
               --------
Dollars ($50,000.00) at the Closing for the expenses incurred by it and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements and documents to be executed in connection herewith, including, without limitation, Purchaser's and its affiliates' and advisors' due diligence and attorneys' fees and expenses (the "Expenses").
                   --------

          4.7  Information.  The Company agrees to send the following reports to
               -----------
the Purchaser until the Purchaser transfers, assigns or sells all of its
Securities: (a) within three (3) days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB, any proxy statements and any Current Reports on Form 8-K; and (b) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to the Purchaser any information with respect to the Company, its properties, or its business or the Purchaser's investment as the Purchaser may reasonably request; provided, however, that if any information requested by the Purchaser from the

Company contains material non-public information, the Company shall inform the Purchaser in writing that the information requested contains material non-public information and shall in no event provide the material non-public portion of such information to the Purchaser without the express prior written consent of the Purchaser after being so informed, and in the case of any such consent the Company shall make public disclosure of such information simultaneously with providing such information to Purchaser (unless the Board of Directors of the Company determines in its good faith business judgment that such public disclosure would have a Material Adverse Effect, in which event no such public disclosure shall be made and no such material non-public information shall be provided to Purchaser). In the event that the Company shall be required under the terms of this Agreement or any other Investment Agreement to make disclosure of material non-public information, the Company shall upon provision thereof to Purchaser make simultaneous public disclosure thereof.

          4.8  Intentionally omitted.
               ---------------------

          4.9  Listing Requirement.  The Company shall continue the trading and
               -------------------
listing of its Common Stock on the Nasdaq Small Cap Market and the Company shall use its best efforts to become listed on the Nasdaq National Market System or the New York Stock Exchange and shall include from and after the Closing all Conversion Shares and Warrant Shares in such listing(s) and shall comply in all respects with the Company's filing and other obligations under the rules of Nasdaq Small Cap Market or Nasdaq National Market System or the New York Stock Exchange, as applicable, and shall not permit the suspension or termination of any such trading.

          4.10  Prospectus Delivery Requirement.  The Purchaser understands that
                -------------------------------
the Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by the Purchaser of the Common Stock being sold.

          4.11  Intentional Acts or Omissions.  The Company shall not
                -----------------------------
intentionally perform any act which if performed, or intentionally omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby or the benefits intended to be secured thereby by the Purchaser (including, without limitation, pursuant to any agreements or documents obtained by the Company as a condition to any Closing hereunder).

          4.12  Corporate Existence.  So long as the Purchaser beneficially owns
                -------------------
any Convertible Securities or the Warrant, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Convertible Securities outstanding as of the date of such transaction.

          4.13  Intentionally omitted.
                ---------------------

          4.14  Intentionally omitted.
                ---------------------

          4.15  Reserved Amount.  On the Closing Date and thereafter, the
                ---------------
Company shall have authorized and reserved and keep available for issuance not less than 1,129,568 shares (subject to equitable adjustment for any stock splits, stock dividends, reclassification or similar events and subject to reduction for the number of any shares of Common Stock issued upon conversion of the Convertible Securities and upon the exercise of the Warrants)) shares of Common Stock (the "Reserved Amount") solely for the purpose of effecting the
                   ---------------
conversion of the Convertible Securities and the exercise of the Warrant. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the full conversion of all Convertible Securities and issuance of the shares of Common Stock in connection therewith in each of the foregoing cases without regard to any limitation on conversion or exercise and the full exercise of the Warrant and issuance of the shares of Common Stock in connection therewith in each of the foregoing cases without regard to any limitation on conversion or exercise. If the Reserved Amount for any three (3) consecutive trading days (the last of such three (3) trading days being the "Authorization
                                                                 -------------
Trigger Date") shall be less than 175% of the number of shares of Common Stock
------------
issuable upon conversion of Convertible Securities and exercise of the Warrant on such trading days, the Company shall immediately notify the Purchaser of such occurrence and shall take action as soon as possible, but in any event within sixty (60) days after an Authorization Trigger Date (including, if necessary, shareholder approval to authorize the issuance of additional shares of Common Stock), to increase the Reserved Amount to two hundred percent (200%) of the number of shares of Common Stock then issuable upon conversion of the Convertible Securities and exercise of the Warrant in each of the foregoing cases without regard to any limitation on conversion or exercise.

          4.16  [Intentionally Deleted].
                ------------------------

          4.17  Waiver of Usury Defense.  To the extent permitted by applicable
                -----------------------
law, the Company agrees that it will not assert, plead (as a defense or otherwise) or in any manner whatsoever claim (and will actively resist any attempt to compel it to assert, plead or claim) in any action, suit or proceeding that the effective interest rate on the Convertible Securities violates present or future usury or other laws relating to the interest payable on any indebtedness and will not otherwise avail itself (and will actively resist any attempt to compel it to avail itself) of the benefits or advantages of any such laws.

                                   ARTICLE 5
                  LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

          5.1  Removal of Legend.  The Legend shall be removed and the Company
               -----------------
shall issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a Security shall be originally issued without the Legend if (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company, so long as the Securities represented by such Legended certificate(s) are not registered on an effective Registration Statement which is available for immediate use and all the Securities may be publicly sold or transferred in reliance thereon) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such Security can be sold pursuant to Rule 144 and a registered broker dealer provides to the Company's transfer agent and counsel copies of (i) a "will sell" letter satisfying the guidelines established by the SEC and its staff from time to time and (ii) a customary seller's representation letter with respect to such a sale to be made pursuant to Rule 144 and (iii) a Form 144 in respect of such Security executed by such holder and filed (or mailed for filing) with the SEC or (d) such Security can be sold pursuant to Rule 144(k). The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause
(b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective Registration Statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

          5.2  Transfer Agent Instructions.  The Company shall instruct its
               ---------------------------
transfer agent to issue certificates, registered in the name of the Purchaser or its nominee, for the Conversion Shares or Warrant Shares in such amounts as specified from time to time by the Purchaser to the Company upon, and in accordance with, the conversion of the Convertible Securities and the exercise of the Warrant. Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by Section 5.1 above. The Company warrants that no instruction other than such instructions referred to in this
Article V, and no stop transfer instructions other than stop transfer instructions to give effect to Section 2.6 hereof in the case of the Conversion Shares or Warrant Shares prior to registration under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. Without limiting any other rights of the Purchaser or obligations of the Company, if (a) the Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company, so long as the Securities represented by such Legended certificate(s) are not registered on an effective Registration Statement which is available for immediate use and all the Securities may be publicly sold or transferred in reliance thereon), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) the Purchaser transfers Securities pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by the Purchaser in order to effect such a transfer or sale. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE 6
                CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

          6.1  Conditions to the Company's Obligation to Sell.  The obligation
               ----------------------------------------------
of the Company hereunder to issue and sell the Purchased Securities to the Purchaser at Closing is subject to the satisfaction, as of the date of such Closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

               (a) The Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

               (b) The Purchaser shall deliver the applicable Purchase Price for the Note and the Warrant purchased at Closing.

               (c) The representations and warranties of the Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time, and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by the Purchaser at or prior to the Closing.

               (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                   ARTICLE 7
                CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE

          7.1  Conditions to the Closing.  The obligation of the Purchaser
               -------------------------
hereunder to purchase the Convertible Securities and the Warrant to be purchased by it on the Closing Date is subject to the satisfaction of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

               (a) The Company shall have executed the signature page to this Agreement, the Warrant and the Registration Rights Agreement and delivered the same to the Purchaser.

               (b) The Company shall have delivered a duly executed Note (in such denominations as the Purchaser shall request) being so purchased by the Purchaser at the Closing.

               (c) The Common Stock, including all Conversion Shares and Warrant Shares, shall be listed on The Nasdaq Small Cap Market and the Company shall use its best efforts to become listed on the Nasdaq National Market System or the New York Stock Exchange (individually or collectively, "Exchange") and trading in the Common Stock shall not have been suspended by the Exchange, the SEC or any other regulatory authority and no de-listing or suspension shall be reasonably likely to occur in the judgment of the Purchaser for the foreseeable future.

               (d) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied with the covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the Closing. The Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing to the foregoing effect and as to such other matters as may be reasonably requested by the Purchaser.

               (e) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

               (f) The Purchaser shall have received the officer's certificate described in Section 3.3, dated as of the Closing.

               (g) The Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing, in the form attached hereto as Exhibit E.
                                                                      ---------

               (h) The Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit F.
                                                                  ---------

               (i) [intentionally omitted]

               (j) No event has occurred which constitutes an Event of Default (as defined in the Note) or an event of default under any capitalized lease or which would constitute an Event of Default or an event of default under any capitalized lease with notice or the passage of time or both which have not been cured or waived to the satisfaction of the Purchaser.

               (k) The Company has timely filed an application for listing of additional shares as required under the rules of Nasdaq or has obtained an effective waiver of such requirement.

                                   ARTICLE 8
                             ADDITIONAL COVENANTS

          8.1  Effect.  Except as specifically provided below, the provisions of
               ------
this Article VIII will remain in effect until the earliest of the following to occur: (i) the Note is paid in full, (ii) the Note is terminated in connection with a Financing (as defined in Section 4.5), and (iii) six months from the date of this Agreement.

          8.2  Definitions.  For purposes of this Article VIII, the following
               -----------
terms shall have the indicated meaning:

               "Affiliate" means (i) any officer, director or shareholder of the
                ---------
     Company or any of its subsidiaries, (ii) any corporation or any other person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the Company or any of its subsidiaries or (iii) any officer, director, trustee, partner or shareholder of any corporation or any other person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the Company or any of its subsidiaries.

               "Employee Plan" includes any pension, retirement, disability,
                -------------
     medical, dental or other health plan, life insurance or other death benefit plan, profit sharing, deferred compensation, stock option, bonus or other incentive plan, vacation benefit plan, severance plan, or other employee benefit plan or arrangement, including, without limitation, those pension, profit-sharing and retirement plans of the Company and each of its subsidiaries and any pension plan, welfare plan, Defined Benefit Pension Plans (as defined in the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA")) or any multi-employer plan,
                                    -----
     maintained or administered by the Company or any of its subsidiaries to which the Company or any of its subsidiaries is a party or may have any liability or by which the Company or any of its subsidiaries is bound.

               "Environmental Laws" means all federal, state and local Laws
                ------------------
     (including, without limitation, the common law), statutes, ordinances, rules, regulations and other requirements (including, without limitation, administrative orders, consent agreements and conditions contained in the applicable permits), relating to health, safety or the protection of the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss. 9601 et
                                                ------
     seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss.
                                                        ----
     6901 et seq., and the Clean Air Act 42. U.S.C. ss. 7401 et seq., as amended or hereafter amended.

               "Information Technology" means, with respect to a person or
                ----------------------
     entity, all systems, software, hardware, information technology, microcode, embedded chips, and all electronic or electronically controlled systems, machinery or components reliant on or included within the foregoing, which are owned, leased, licensed or used by such person or entity, including, without limitation, items of the foregoing description related to the facilities, equipment, manufacturing and order entry processes, quality control activities, accounting and bookkeeping, records and record-keeping activities of such person or entity.

          "Year 2000 Compliant" means (i) with respect to data that includes
           -------------------
     date or time information or that is otherwise derived from or dependent upon date or time information ("Date Data"), that such data is in proper
                                     ---------
     format and accurate for all dates and times (A) from, into and between the twentieth and twenty-first centuries, (B) from and into date values representing September 9, 1999, and (C) for date values representing dates during leap years, and (ii) with respect to all Information Technology of a Person, that such Information Technology accurately processes (including, without limitation, calculating, receiving, comparing, sequencing, storing, transmitting or displaying) Date Data, including processing such data described in clauses (A) through (C) of clause (i) hereof, without loss of any functionality or performance, when used as a stand-alone system or in combination with other software, hardware, system, component, equipment, embedded chips or other information technology.

     8.3  Intentionally omitted.
          ---------------------

     8.4  Financial Information and Reporting.  The Company shall cause to be
          -----------------------------------
furnished to the Purchaser:

          (a) As soon as practicable and, in any event, within ninety (90) days after the end of each of the Company's fiscal years, beginning with the fiscal year ending December 31, 1999, a written statement of such Company's independent certificated public accountant (i) that in performing the audit such accountant has not obtained knowledge of any Event of Default or disclosing all Events of Default of which it has obtained knowledge and
     (ii) that such accountant and is aware that the Purchaser is relying on such accountant's certification, together with a copy of Company's 10-KSB, as filed with the SEC;

          (b) Together with the delivery of the Company's 10-QSB and 10-KSB required to be delivered under this Agreement, a certificate of the Company executed by an authorized officer of the Company stating whether any Event of Default or any event which, with the passage of time or giving of notice or both, would constitute such an Event of Default currently exists and is continuing and what action, if any, the Company and/or any of its subsidiaries is taking or propose to take with respect thereto; and

          (c) Promptly (but in any event within five business days) after the occurrence of a Material Adverse Effect or a prepayment event under the Note, written notice thereof (together with simultaneous public disclosure thereof if not previously made).

     8.5  Intentionally omitted.
          ---------------------

          8.6  Corporate Existence.  The Company and each of its material
               -------------------
subsidiaries shall maintain and preserve their corporate existence, good standing, certificates of authority, licenses, permits, franchises, patents, trademarks, trade names, service marks, copyrights, leases and all other contracts and rights necessary or desirable to continue their operations and business as now conducted and will generally continue its existing lines of business or such businesses as are substantially related to those being presently conducted by the Company and its material subsidiaries.

          8.7  Taxes and Laws.  The Company and each of its subsidiaries will
               --------------
pay when due all taxes, including excise taxes and duty, assessments, charges and levies imposed on the Company and each of its subsidiaries or any of their income, profits, property or assets, or which they are required to withhold and pay out, and will comply with all applicable present and future laws unless the Company or any of its affiliates is contesting in good faith, by an appropriate proceeding, the validity, amount or imposition of the above, subject to appropriate reserves, and such contest does not have or cause a Material Adverse Effect or impair the Company or any of its affiliates ability to perform any of its material obligations.

          8.8  Repair and Maintenance.  The Company and each of its subsidiaries
               ----------------------
will maintain all of their assets and properties in good condition and repair and in proper working order, normal wear and tear excepted, and will pay and discharge, or cause to be paid and discharged, when due, the cost of repairs, replacement or maintenance to the foregoing and all rentals or mortgage payments on the foregoing. Notwithstanding the foregoing, the Company may determine not to repair and maintain certain of its asset(s) so long as such determination and failure to repair and maintain such asset(s) shall not have a Material Adverse Effect on the business of the Company and its subsidiaries, taken as a whole.

          8.9   Intentionally omitted.
                ---------------------

          8.10  Employee Plans.  The Company and each of its subsidiaries shall
                --------------
(i) keep in full force and effect any and all Employee Plans which are presently in existence or may, from time to time, come into existence under ERISA, and not withdraw from any such Employee Plans, unless such withdrawal can be effected or such Employee Plans can be terminated without material liability to the Company and each of its subsidiaries; (ii) make contributions to all of such Employee Plans in a timely manner and in a sufficient amount to comply with the requirements of ERISA, including the minimum funding standards of Section 302 of ERISA; (iii) comply with all material requirements of ERISA which relate to such Employee Plans; (iv) notify the Purchaser immediately upon receipt by the Company or any of its subsidiaries of any notice concerning the imposition of any withdrawal liability or of the institution of any proceeding or other action which may result in the termination of any such Employee Plans or the appointment of a trustee to administer such Employee Plans; and (v) promptly advise the Purchaser of the occurrence of any Reportable Event or Prohibited Transaction that is not exempt by statute, as defined in ERISA, with respect to any such Employee Plans.

          8.11  Intentionally deleted.
                ---------------------

          8.12  Environmental Matters - Indemnification.  The Company and each
                ---------------------------------------
of its subsidiaries shall take or cause to be taken all actions to comply in all material respects with the requirements of all Environmental Laws including, without limitation, all filing and reporting requirements thereof. The Company hereby agrees to indemnify, hold harmless and reimburse the Purchaser for any and all loss, damage, expenses or costs of any kind or nature arising out of or incurred in connection with any prior, existing or future violations by the Company and each of its subsidiaries of any Environmental Laws.

          8.13  Transfer of Assets.  The Company and each of its subsidiaries
                ------------------
shall not sell, lease, transfer or otherwise dispose of any of their assets, properties or rights, except in the ordinary course of business consistent with past practice or to the extent such assets or property and/or rights to transfer are not individually or in the aggregate material to the Company and its subsidiaries taken as a whole.

          8.14  Investments and Loans.  The Company shall not make any loans to
                ---------------------
or investments in any person or entity, including any officer, director or employee, except that the Company may make a loan to or invest in a wholly-owned subsidiary of the Company.

          8.15  Prepayment or Modification of Indebtedness; New Indebtedness.
                ------------------------------------------------------------
The Company and each of its subsidiaries will not (i) prepay any indebtedness for money borrowed or any indebtedness secured by any of their assets (except for obligations under a capital lease), (ii) enter into or modify any agreement as a result of which the terms of payment of any of the foregoing indebtedness are amended or modified in a manner which would accelerate its payment, or (iii) enter into any note or other arrangement which would result in, or otherwise incur, additional indebtedness in an amount in excess of one hundred thousand dollars ($100,000.00).

          8.16  Transactions with Affiliates.  The Company and each of its
                ----------------------------
subsidiaries will not enter into any agreement or arrangement, written or oral, directly or indirectly, with an Affiliate, or provide services or sell goods to, or for the benefit of, or pay or otherwise distribute monies, goods or other valuable consideration to, an Affiliate, except upon fair and reasonable terms no less favorable to the Company and each of its subsidiaries than terms in a comparable arm's length transaction with an unaffiliated person or entity and except for existing intercompany debt.

          8.17  Guarantees.  The Company and each of its subsidiaries shall not
                ----------
guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable in any manner with respect to the obligations or liabilities of any other person or entity, except by endorsement of instruments or items for payment or deposit or collection.

          8.18  Capital Structure.  The Company and each of its subsidiaries
                -----------------
shall not make any material change in their capital structures, enter into any new business or make any material change in their business objectives, purposes and operations, any of which would have a Material Adverse Effect.

          8.19  Leases.  Except for those leases currently contemplated by the
                ------
Company and which are fully set forth in Schedule 8.19 of this Agreement, the Company and each of its subsidiaries shall not incur or permit to exist (i) any obligations under any operating leases other than leases having an aggregate rent not in excess of Two Hundred Fifty Thousand $250,000 per fiscal year, and
(ii) any indebtedness with respect to purchase money indebtedness and obligations with respect to leases which have been, or, in accordance with GAAP, should be, recorded as capitalized leases, for which the Company and each of its subsidiaries are obligated to pay in excess of Two Hundred and Fifty Thousand Dollars ($250,000) in the aggregate at any time ("Permitted Liens").

          8.20  Capital Expenditures.  The Company and each of its subsidiaries
                --------------------
shall not make or incur any capital expenditures in excess of One Million Dollars ($1,000,000.00) in any fiscal year.

          8.21  Limitation of Agreements.  The Company will not, and will not
                ------------------------
permit any subsidiary to, enter into any contract, or any amendment, modification, extension or supplement to any existing contract, which contractually prohibits the Company from paying interest on, or principal of, the Notes or effecting the conversion of the Notes.

          8.22  Compliance Certification.  At the end of each quarter of the
                ------------------------
Company's fiscal year, the Company shall deliver to each Purchaser a certificate of an authorized financial officer of the Company regarding compliance by the Company with the covenants set forth herein and certifying that no default under this Agreement, default or Event of Default under the Loan Agreement, or default or Event of Failure under the Debentures shall have occurred and be continuing.

          8.23  Notice of Breach.  As promptly as practicable, and in any event
                ----------------
not later than five business days after senior management of the Company becomes aware thereof, the Company shall provide each Purchaser with written notice of any breach by the Company of any provision of this Agreement, any Capital Lease, any note representing indebtedness of the Company or any of its subsidiaries or the Notes, including, without limitation, this Article VIII, specifying the nature of such breach and any actions proposed to be taken by the Company to cure such breach.

          8.24  Year 2000 Compliance.  All of Company's Information Technology
                --------------------
(as defined below), and, to the best of Company's knowledge, all Information Technology of all parties with whom Company exchanges information electronically ("EDI Parties") (as defined below), significant suppliers and significant customers, is and shall be Year 2000 Compliant (as defined below). The Company has developed (i) a testing and compliance program, and (ii) a contingency plan, in each case regarding Year 2000-related matters pertaining to Company's Information Technology and that of the EDI Parties. Such program and plan, are adequate to prevent a Material Adverse Effect upon the Company as a consequence of any Information Technology of the Company and/or the EDI Parties not being Year 2000 Compliant from and after the date hereof through March 31, 2001.

          8.25  Liens.  The Company shall not create or suffer to exist any Lien
                -----
upon any of its property now owned or hereafter acquired, or acquire any property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement other than those Permitted Liens provided for in Section 8.19(ii) or this Agreement.

                                   ARTICLE 9
                         GOVERNING LAW; MISCELLANEOUS

          9.1  Governing Law; Jurisdiction.  This Agreement shall be governed by
               ---------------------------
and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect the Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          9.2  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

          9.3  Headings.  The headings of this Agreement are for convenience of
               --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

          9.4  Severability.  If any provision of this Agreement shall be
               ------------
invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          9.5  Scope of Agreement; Amendments.  This Agreement and the documents
               ------------------------------
and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein, the Purchaser makes no representation, warranty, covenant or undertaking with respect to the transactions contemplated hereby. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

          9.6  Notice.  Any notice herein required or permitted to be given
               ------
shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:

               Online System Services, Inc.
               1800 Glenarm Place, Suite 700
               Denver, Colorado 80202
               Telecopy:  (303) 292-3059
               Attention:  William Cullen

               with a copy to:

               Gray, Plant, Mooty, Mooty & Bennett, P.A.
               3400 City Center
               33 South Sixth Street
               Minneapolis, MN 55402-3796
               Telecopy:  (612) 333-0066
               Attention:  Lindley S. Branson, Esq.

               If to the Purchaser:

               Castle Creek Technology Partners LLC
               c/o Castle Creek Partners LLC
               77 West Wacker Drive, Suite 4040
               Chicago, Illinois 60601
               Telecopy:  (312) 499-6999
               Attention:  Portfolio Manager

          Each party shall provide notice to the other party of any change in address.

          9.7  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, which, in the case of any consent required of the Company, shall not be unreasonably withheld. Notwithstanding the foregoing, the

Purchaser may assign its rights and obligations hereunder and may transfer any or all of its Securities to any of its "affiliates",as that term is defined under the Exchange Act, without the consent of the Company so long as such affiliate is an accredited investor. This provision shall not limit the Purchaser's right to transfer the Securities pursuant to the terms of this Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Convertible Securities, the Warrant or the Registration Rights Agreement, the Securities may be pledged, and all rights of the Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with the Purchaser's margin or brokerage accounts.

          9.8   Third Party Beneficiaries.  This Agreement is intended for the
                -------------------------
benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          9.9   Survival.  The representations, warranties, agreements and
                --------
covenants of the Company in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser. The Company agrees to indemnify and hold harmless the Purchaser and each of the Purchaser's officers, directors, shareholders, members, employees, partners, agents and affiliates and any direct or indirect investors, shareholders, officers, directors, agents, partners, employees, members, agents or affiliates of any of the foregoing for loss or damage arising as a result of or related to (a) any breach by the Company of any of its representations or covenants set forth herein or the unenforceability or invalidity of any provision of any of the Investment Agreements, or (b) any cause of action, suit or claim brought or made against such indemnitee (other than directly by the Company solely for breach of this Agreement, the Warrant, the Note or the Registration Rights Agreement by the indemnitee or by governmental or regulatory authorities), and arising out of or resulting from (whether in whole or in part) the execution, delivery, performance or enforcement of this Agreement or any other Investment Agreements or any other instrument, document or agreement executed pursuant hereto or thereto or contemplated hereby or thereby (including without limitation the acquisition of the Convertible Securities, the Warrants, the Convertible Shares, and/or the Warrant Shares), any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of the Purchaser as an investor in the Company, except to the extent that such actual loss or damage directly results from a breach by such indemnitee of this Agreement, the Warrant, the Note or the Registration Rights Agreement or from a violation of law. The right to indemnification shall include the right to advancement of expenses as they are incurred.

          9.10  Public Filings; Publicity.  Immediately following execution of
                -------------------------
this Agreement, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and the Purchaser shall have the right to approve before issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

          9.11  Further Assurances.  Each party shall do and perform, or cause
                ------------------
to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          9.12  Remedies.  No provision of this Agreement providing for any
                --------
remedy to the Purchaser shall limit any remedy which would otherwise be available to the Purchaser at law or in equity. Nothing in this Agreement shall limit any rights the Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby.

          9.13  Directly or Indirectly.  Where any provision in this Agreement
                ----------------------
refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

          9.14  Termination.  In the event that the Closing shall not have
                -----------
occurred by August 30, 1999, unless the parties agree otherwise, this Agreement shall terminate.

          IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                                # # #

[signature page to Securities Purchase Agreement]

COMPANY:

ONLINE SYSTEM SERVICES, INC.

By:  /s/ William R. Cullen
     -----------------------------------------
     Name:  William R. Cullen
            ----------------------------------
     Title:  EVP & CFO
             ---------------------------------



PURCHASER:

CASTLE CREEK TECHNOLOGY PARTNERS LLC

By:  CASTLE CREEK PARTNERS LLC
Its:  Managing Member

By:  /s/ John Ziegelman
     -----------------------------------------
     Name:  John Ziegelman
            ----------------------------------
     Title:  Managing Member
             ---------------------------------

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------
                       SCHEDULE OF EXHIBITS AND SCHEDULES
                       ----------------------------------

EXHIBIT A       Note
EXHIBIT B       Warrant
EXHIBIT C       Registration Rights Agreement
EXHIBIT D       [Intentionally Omitted]
EXHIBIT E       Opinion of Counsel
EXHIBIT F       Irrevocable Instruction
EXHIBIT G       [Intentionally Omitted]
EXHIBIT H       Amendment to Capital Lease or other indebtedness, if applicable

SCHEDULE 3.3    Capitalization
SCHEDULE 3.6    Registration & SEC Documents
SCHEDULE 3.8    Litigation
SCHEDULE 3.17   Foreign Corrupt Practices
SCHEDULE 3.18   Key Employees
SCHEDULE 4.5    Stock Options
SCHEDULE 8.19   Leases

                                                                EXHIBIT E to the
                                                                ---------
                                                        Stock Purchase Agreement

                               [FORM OF OPINION]

       [ATTACHED HERETO OPINION FROM GRAY PLANT, MOOTY, MOOTY & BENNETT]

EXHIBIT F
to Securities Purchase Agreement

      [FORM OF IRREVOCABLE INSTRUCTION - SUBJECT TO REVIEW AND DISCUSSION]

                              [COMPANY LETTERHEAD]


                                August __, 1999

COMPANY
ADDRESS

Attn:  Stock Transfer Dept.

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement (the "Securities
                                                                      ----------
Purchase Agreement"), a copy of which is enclosed, dated as of even date
------------------
herewith, by and between Online system Services, Inc., a Colorado corporation (the "Company"), and the Purchasers set forth in the Securities Purchase
      -------
Agreement (the "Holders"), pursuant to which the Company is issuing to the
                -------
Holders the 10% Promissory Note, which are convertible into shares of Common Stock ("Common Stock"), $________ par value per share, of the Company (such
        ------------
shares of Common Stock, the "Conversion Shares") and Warrants to acquire shares
                             -----------------
of Common Stock (such shares of Common Stock, the "Warrant Shares").  This
                                                   --------------
letter shall serve as our irrevocable authorization and direction to you with respect to the issuance of Conversion Shares and the Warrant Shares. Certificates for the Conversion Shares and the Warrant Shares shall not bear any legend restricting their transfer and shall not be subject to any stop-transfer restriction other than as permitted in Article V of the Securities Purchase Agreement; provided, however, if the Conversion Shares and the Warrant Shares are not registered for resale under the Securities Act of 1933, as amended, then, subject to Article V of the Securities Purchase Agreement, the certificates for the Conversion Shares and the Warrant Shares shall bear the following legend (and only the following legend):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER

          APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR
          TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Please be advised that each Holder is relying upon this letter as an inducement to enter into the Securities Purchase Agreement and, accordingly, it is agreed that each Holder is a third party beneficiary of these instructions. Moreover, the Company cannot revoke or modify these instructions as to a particular Holder (or its transferee) without the prior written consent of such Holder (or transferee, as the case may be). Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (___) ___-____.

                              Very truly yours,

                              ONLINE SYSTEM SERVICES, INC.


                              By:__________________________________________
                              Its:_________________________________________

Agreed and Acknowledged as of ________________:


____________________________

By:____________________________

Name:__________________________

Title:_________________________

Enclosures

                           cc:  [Initial Purchasers]

                                   EXHIBIT A

                            Pro Forma Balance Sheet


[To be provided by the Company]

EXHIBIT B
to Securities Purchase Agreement

VOID AFTER 5:00 P.M., CENTRAL TIME ON AUGUST 25, 2004

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                             Right to Purchase 136,519 Shares of
                                                      Common Stock, no par value

Date:  August 25, 1999

                          ONLINE SYSTEM SERVICES, INC.
                             STOCK PURCHASE WARRANT

          THIS CERTIFIES THAT, for value received, Castle Creek Technology Partners LLC ("Castle Creek"), or its registered assigns, is entitled to
               ------------
purchase from Online System Services, Inc., a Colorado corporation doing business as Webb Interactive Services, Inc. (the "Company"), at any time or from
                                                  -------
time to time during the period specified in Section 2 hereof, 136,519 fully paid and nonassessable shares of the Company's Common Stock, no par value (the "Common Stock"), at an exercise price of $11.44 per share (the "Exercise
-------------                                                   --------
Price"). This Warrant is being issued pursuant to that certain Securities Purchase Agreement dated August 25, 1999 by and between the Company and Castle Creek (the "Securities Purchase Agreement"). The number of shares of Common
            -----------------------------
Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are
                                  --------------
subject to adjustment as provided in Section 4 hereof.

          The term "Closing Bid Price" means, for any security as of any date,
                    -----------------
the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof (the "Holder") if Bloomberg Financial Markets is not then reporting closing bid
-------
prices of such security (collectively, "Bloomberg"), or if the foregoing does
                                        ---------
not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

          This Warrant is subject to the following terms, provisions, and conditions:

          1.  Mechanics of Exercise.  Subject to the provisions hereof,
              ---------------------
including, without limitation, the limitations contained in Section 8(f) hereof, this Warrant may be exercised as follows:

              (a) Manner of Exercise.  This Warrant may be exercised by the
                  ------------------
     Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with
     Section 8(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise
                                                                   --------
     Agreement"), to the Company at the Company's principal executive offices
     ---------
     (or such other office or agency of the Company as it may designate by notice to the Holder), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 12(c) below), delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above.

              (b) Issuance of Certificates.  Subject to Section 1(c),
                  ------------------------
     certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such
     ----------------
     denominations as may be requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

           (c)   Exercise Disputes. In the case of any dispute with respect to
                 -----------------
     an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company and reasonably acceptable to Holder) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

           (d)   Fractional Shares.  No fractional shares of Common Stock are
                 -----------------
     to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

     2.    Period of Exercise.  This Warrant is exercisable at any time and from
           ------------------
time to time on or after the date hereof and before 5:00 P.M., Central Standard Time on the fifth (5th) anniversary of the date hereof (the "Exercise Period").
                                                             -------- ------

     3.    Certain Agreements of the Company. The Company hereby covenants and
           ---------------------------------
agrees as follows:

           (a)   Shares to be Fully Paid. All Warrant Shares will, upon issuance
                 -----------------------
         in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

           (b)   Reservation of Shares. During the Exercise Period, the Company
                 ---------------------
     shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

           (c)   Listing.  The Company shall promptly secure the listing of
                 -------
     the shares of Common Stock issuable upon exercise of this Warrant upon the Nasdaq Small Cap Market ("Nasdaq") and use its best efforts to secure the
                               ------
     listing of its securities on the Nasdaq National Market System, or the

     New York Stock Exchange, as required by Section 4.9 of the Securities Purchase Agreement and upon each such national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         (d) Certain Actions Prohibited.  The Company will not, by amendment of
             --------------------------
     its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may at all times validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4.  Antidilution Provisions.  During the Exercise Period, the Exercise
         -----------------------
Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

         (a)     Adjustment of Exercise Price and Number of Shares upon
                 ------------------------------------------------------
     Issuance of Common Stock.  Except as otherwise provided in Section 4(c) and
     ------------------------
     4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the greater of the then current Market Price (as herein defined) and the then current Exercise Price on the date of issuance (a "Dilutive Issuance"), then effective
                                       -----------------
     immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

                          E' = (E) (O + P/M) / (CSDO)

          where:

          E       =       the adjusted Exercise Price
          E       =       the then current Exercise Price;
          M       =       the greater of the then current Market Price and the
                          then current Exercise Price;
          O       =       the number of shares of Common Stock outstanding
                          immediately prior to the Dilutive Issuance;
          P       =       the aggregate consideration, calculated as set forth
                          in Section 4(b) hereof, received by the
                          Company upon such Dilutive Issuance; and
          CSDO    =       the total number of shares of Common Stock Deemed
                          Outstanding (as herein defined) immediately after the Dilutive Issuance.

          (b)   Effect on Exercise Price of Certain Events.  For purposes of
                ------------------------------------------
     determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

                (i) Issuance of Rights or Options.  If the Company in any manner
                    -----------------------------
          issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities"), but not to include the grant
                         ----------------------
          or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common
                          -------
          Stock is issuable upon the exercise of such Options is less than the greater of the Exercise Price or the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of
                     --------------------
          shares of Common Stock
          issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii) Issuance of Convertible Securities.
                    ----------------------------------

                    (1) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the greater of the Market Price or the Exercise Price then in effect on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                     (2) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"),
                                           ----------------------------------
               then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Market Price").
                          --------------------

               (iii)  Change in Option Price or Conversion Rate. Except for the
                      -----------------------------------------
       grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, if there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv) Treatment of Expired Options and Unexercised Convertible
                    --------------------------------------------------------
          Securities.  If, in any case, the total number of shares of Common
          ----------
          Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v) Calculation of Consideration Received.  If any Common Stock,
                   -------------------------------------
          Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

               (vi) Exceptions to Adjustment of Exercise Price.  No adjustment
                    ------------------------------------------
          to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Conversion Shares (as defined in the Securities Purchase Agreement) or the Warrant in accordance with terms of the Securities Purchase Agreement; or (iv) upon the exercise of the Warrant.

          (c) Subdivision or Combination of Common Stock.  If the Company, at
              ------------------------------------------
     any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (d)  Adjustment in Number of Shares.  Upon each adjustment of the
               ------------------------------
     Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (e)  Major Transactions.  If the Company shall consolidate or
               ------------------
     merge with any other corporation or entity (other than a consolidation or merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for issuances which do not exceed fifty percent (50%) of the Common Stock)) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any such other reclassification or change of the outstanding shares of Common Stock or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), then the
                                                   -----------------
     holder of this Warrant may, at its option, either (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Warrant and this Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for this Warrant (without payment of any exercise price hereunder), equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a
                             -------------------------------
     holder of the number of shares of Common Stock delivered upon the exercise of this Warrant (pursuant to the cashless exercise feature hereof) would have been entitled upon such Major Transaction had such holder so exercised this Warrant (without regard to any limitations on exercise herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds in an amount equal to the Black-Scholes Amount (as defined herein) times the number of shares of

     Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained and assuming payment of the exercise payment in cash hereunder) but in no event shall such amount exceed the Black Scholes value of the Warrant as of the Closing Date as determined by the Company's Auditors, and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated August 25, 1999 by and between the Company and Castle Creek (the "Registration Rights Agreement") to assume all of the Company's obligations
      -----------------------------
     under the Registration Rights Agreement. In the event that the Company shall consolidate or merge with any other corporation in a transaction in which common stock of the surviving corporation or the parent thereof (the "Exchange Securities") is issued to the holders of Common Stock in such transaction in exchange for all such Common Stock, and (a) the Exchange Securities are publicly traded, (b) the average daily dollar trading volume of the Exchange Securities during the one hundred eighty (180) day period ending on the date on which such transaction is publicly disclosed is greater than One Million Dollars ($1,000,000.00) per day as reported by Bloomberg, (c) the historical one hundred (100) day volatility of the Exchange Securities during the period ending on the date on which such transaction is publicly disclosed is greater than fifty percent (50%), and
     (d) the market capitalization of the issuer of the Exchange Securities is not less than One hundred Million Dollars ($100,000,000.00) based on the last sale price of the Exchange Securities on the date immediately before the date on which such transaction is publicly disclosed (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg), then the provisions of clause (b) of the preceding sentence shall not apply. In the event that the Company shall, in a Major Transaction, consolidate or merge with any other corporation in a transaction in which the Company is the survivor (a "Company Transaction"),
                                                          -------------------
     the provisions of clause (ii) of the second preceding sentence shall not apply to the extent that each of the following conditions remain true for the thirty (30) business days commencing as of the date of the consummation of such transaction (the "Measurement Period"): (a) the Common Stock
                               ------------------
     remains publicly traded during the period, (b) the average daily dollar trading volume of the Common Stock is greater than One Million Dollars ($1,000,000.00), (c) the historical thirty (30) day volatility of the Company's Common Stock is greater than fifty percent (50%), and (d) the market capitalization of the Company is not less than One Hundred Million Dollars ($1,000,000.00) on the last day of the period (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a Warrant, which
              ---------------------------
     Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration is cash and does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

               The "Black-Scholes Amount" shall be the amount determined by
                    --------------------
     calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and
     (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

               (f) Distribution of Assets.  In case the Company shall declare or
                   ----------------------
     make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the
                                        ------------
     initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

               (g) Special Adjustment and Notices of Adjustment.  Upon the
                   --------------------------------------------
     occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company. If the Company takes any actions (including under or by virtue of Section 4 of the Warrant) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in the Warrant, and if the provisions of Section 4 of the Warrant, are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Exercise Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

               (h) Minimum Adjustment of Exercise Price.  No adjustment of the
                   ------------------------------------
     Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

               (i)  [Intentionally Omitted]

               (h) Other Notices.  In case at any time:
                   -------------

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

     then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

               (i)  Certain Definitions.
                    -------------------

                    (1)  "Common Stock Deemed Outstanding" shall mean the number
                          -------------------------------
          of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible

          Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

               (2) "Market Price," as of any date, (i) means the average of the
                    ------------
          Closing Bid Prices for the shares of Common Stock as reported to Nasdaq for the ten (10) trading days immediately preceding such date, or (ii) if Nasdaq is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrant, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

               (3) "Common Stock," for purposes of this Section 4, includes the
                    ------------
          Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

          (j)  Key Officer or Director Transfers.  If any Key Officer (as
               ---------------------------------
     defined below) or director (in each case, or any member of his/her family or any trust or other entity for the benefit of any member of his/her family), during the period beginning on the date of the Closing and ending on the date that is six (6) months after the Registration Statement required pursuant to Section 2.1 of the Registration Rights Agreement is declared effective, and while a Key Officer or director, directly or indirectly, offers, sells, transfers, assigns, pledges, or otherwise disposes of any shares of Common Stock, or any securities directly or indirectly convertible into or exercisable or exchangeable for, or warrants, options or rights to purchase or acquire shares of Common Stock (all such securities, "Options") or enters into any agreement, contract, arrangement or understanding with respect to any such offer, sale, transfer, assignment, pledge or other disposition of any Common Stock or Options or provides or files any public notice, including pursuant to Rule 144 of the Securities Act, of a bona fide intent to dispose of a specified amount of Common Stock or Options (an "Executive Transfer"), then the Exercise Price
                                  ------------------
     shall be adjusted to be reduced by twenty (20%) percent of that Exercise Price calculated pursuant to this Agreement; provided, however that a Key
                                                  --------  -------
     Officer or director (and all such entities for the benefit of any member of his/her family, collectively) may in the aggregate sell during the six (6) month period following effectiveness of such Registration Statement up to ten percent (10%) of his/her total holdings as of the date hereof without triggering any adjustments pursuant to this section. For purposes of this Section, a Key Officer shall mean R. Steven Adams, Lindley S. Branson,
                -----------
     William R. Cullen, Perry Evans, Andre Durand, Gwenael Hagan and Simon Greenman and any individual who assumes or performs any of the duties of any Key Officer.

           5.  Intentionally omitted.
               ---------------------

           6.  Issue Tax.  The issuance of certificates for Warrant Shares upon
               ---------
the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

           7.  No Rights or Liabilities as a Shareholder. This Warrant shall not
               -----------------------------------------
entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

           8.  Transfer, Exchange, Redemption and Replacement of Warrant.
               ---------------------------------------------------------

               a.  Restriction on Transfer.  This Warrant and the rights granted
                   -----------------------
     to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of Section 5.1 and 5.2 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 9 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

               b.  Warrant Exchangeable for Different Denominations.  This
                   ------------------------------------------------
     Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 8(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

               c.  Replacement of Warrant.  Upon receipt of evidence reasonably
                   ----------------------
     satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may request.

               d.  Cancellation; Payment of Expenses.  Upon the surrender of
                   ---------------------------------
     this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8.

               e.  Warrant Register.  The Company shall maintain, at its
                   ----------------
     principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

               f.  Additional Restriction on Exercise or Transfer.
                   ----------------------------------------------
     Notwithstanding anything to the contrary contained herein, the Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder would beneficially own in excess of 4.99% (the "Applicable Percentage") of the shares of Common
                           ---------------------
     Stock. To the extent the above limitation applies, the determination of whether the Warrant shall be exercisable (vis-a-vis other securities owned by Holder which contain similar limitations on conversion) and of which Warrants shall be exercisable (as among Warrants) shall be made on the basis of the earliest submission of the Warrants (vis-a-vis other securities owned by the Holder which contain similar limitations on conversion and vis a vis other Warrants), in each case subject to such aggregate percentage limitation. No prior inability to exercise Warrants pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. The provisions of this paragraph may be implemented in a manner otherwise than in strict conformity with the terms of this Section 8(f) with the approval of the Board of Directors of the Company and the Holder: (i) with respect to any matter to cure any ambiguity herein, to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation; and (ii) with respect to any other matter, with the further consent of the holders of a majority of the then outstanding shares of Common Stock. For clarification, it is expressly a term of this security that the limitations contained in this Section shall apply to each successor Holder. The holders of Common Stock of the Company shall be third-party beneficiaries of this Section 8(f) and the Company may not waive this Section 8(f) without the consent of holders of a majority of its Common Stock.

     9.  Registration Rights.  The initial holder of this Warrant (and certain
         -------------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

     10.  Notices.  Any notice herein required or permitted to be given shall
          -------
be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:

               Online System Services, Inc.
               1800 Glenarm Place, Suite 700
               Denver, Colorado 80202
               Telecopy:  (303) 292-5039
               Attention:  William Cullen

               with a copy to:

               Gray, Plant, Mooty, Mooty & Bennett, P.A.
               3400 City Center
               33 South Sixth Street
               Minneapolis, MN 55402-3796
               Telecopy:  (612) 333-0066
               Attention:  Lindley S. Branson, Esq.

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10.

          11.  Governing Law; Jurisdiction.  This Warrant shall be governed by
               ---------------------------
and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of New York in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          12.  Miscellaneous.
               -------------

               12.1 Amendments.  This Warrant and any provision hereof may only
                    ----------
     be amended by an instrument in writing signed by the Company and the Holder.

               12.2  Descriptive Headings.  The descriptive headings of the
                     --------------------
     several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

               12.3  Cashless Exercise.  Notwithstanding anything to the
                     -----------------
     contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in
                -----------------
     lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock. Notwithstanding the provisions of this section 12(c), so long as a Registration Statement is effective and is available for immediate use pursuant to the Registration Rights Agreement dated even date herewith, the Holder shall not have the rights provided to it under this provision.

               12.4  Assignability.  This Warrant shall be binding upon the
                     -------------
     Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

                                     * * *

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                              Online System Services, Inc.


                              By:    /s/ William R. Cullen
                                     -----------------------
                              Name:  William R. Cullen
                                     -------------------
                              Title: EVP & CFO
                                     -----------

                          FORM OF EXERCISE AGREEMENT

        (To be Executed by the Holder in order to Exercise the Warrant)

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of Online System Services, Inc., a Colorado corporation doing business as Webb Interactive Services, Inc. (the "Company"), evidenced by the attached Warrant, and [herewith makes payment of
 -------
the Exercise Price with respect to such shares in full/ elects to effect a Cashless Exercise pursuant to the terms of the Warrant], all in accordance with the conditions and provisions of said Warrant.

     (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:_____________                     _________________________________________
                                       Signature of Holder


                                       Name of Holder (Print)

                                       Address:

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee             Address                  No. of Shares
----------------             -------                  -------------


, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Date:____________, _____,

In the presence of


                                  Name:_________________________________________

                                  Signature:____________________________________

                                       Title of Signing Officer or Agent (if
                                       any):

                                       Address:  _______________________________

                                       Note:  The above signature should
                                              correspond exactly with the name
                                              on the face of the within Warrant.

EXHIBIT C
to Securities Purchase Agreement

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of
                                               ---------
August 25, 1999, by and among Online System Services, Inc., a Colorado corporation doing business as Webb Interactive Services, Inc. (the "Company"),
                                                                    -------
with headquarters located at 1800 Glenarm Place, Suite 700, Denver, Colorado, 80202, and Castle Creek Technology Partners LLC (the "Initial Purchaser").
                                                      -----------------

                                   RECITALS
                                   --------

     A. In connection with the Securities Purchase Agreement dated of even date herewith by and between the Company and the Initial Purchaser (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and
 -----------------------------
subject to the conditions contained therein, to issue and sell to the Initial Purchaser (i) an amount of the Company's three-year 10% Promissory Note (the "Note") which is convertible into shares of the Company's Common Stock, no par
 ----
value (the "Common Stock"), (ii) a warrant in the form of Exhibit B (the
            ------------                                  ---------
"Warrant") entitling the holder thereof to purchase the number of shares (the
--------
"Warrant Shares") of Common Stock as set forth below.  The Note and the PIK
---------------
Notes (as defined in the Note) are collectively referred to herein as the "Convertible Securities". The shares of Common Stock issuable upon conversion
-----------------------
of or otherwise pursuant to the Convertible Securities are referred to herein as the "Conversion Shares." The Convertible Securities, the Warrant, the
     -----------------
Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities".
     ----------

     B. To induce the Initial Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.
 --------------

                                  AGREEMENTS
                                   ----------

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, and the Initial Purchaser hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.1  Definitions.  As used in this Agreement, the following terms
          -----------
shall have the following meanings:

          (a)  "Purchasers" means the Initial Purchaser and any transferees or
                ----------
     assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof.

          (b)  "register," "registered," and "registration" refer to a
                --------    ----------        ------------
     registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or
                                        --------
     ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").
                                                     ---

          (c)  "Registrable Securities" means the Conversion Shares (including
                ----------------------
     any Conversion Shares issuable with respect to payments under the Note) issued or issuable with respect to the Convertible Securities and the Warrant Shares issued or issuable with respect to the Warrant (without regard to any limitations on conversion or exercise) and any shares of capital stock or other securities issued or issuable, from time to time (with any adjustments), on or in exchange for or otherwise with respect to the Common Stock or any other Registrable Securities.

          (d)  "Registration Statement" means a registration statement of the
                ----------------------
     Company under the Securities Act pursuant to the provisions of this Agreement.

     1.2  Capitalized Terms.  Capitalized terms used herein and not otherwise
          -----------------
defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                                  ARTICLE II
                                 REGISTRATION
                                 ------------

     2.1  Mandatory Registration.  The Company shall prepare and file as soon as
          ----------------------
practicable but in any event on or prior to thirty (30) days after the date of the Closing with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, subject to the consent of the Initial Purchaser) covering the resale of all of the Registrable Securities issuable upon full conversion of the Convertible Securities and full exercise of the Warrant purchased and sold at the Closing, including for purposes of this Section 2.1 any PIK Notes and without regard to any limitation on any conversion or exercise, but limited to 1,129,568 shares of Common Stock. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) the Initial Purchaser and its counsel at least seven (7) business days (or fewer to the extent provided herein) prior to its filing or other submission. The Company shall also prepare and file such amendments to registration statements and such additional registration statements as may from time to time be required by this Agreement.

     2.2  Underwritten Offering.  If any offering pursuant to a Registration
          ---------------------
Statement pursuant to Section 2.1 hereof involves an underwritten offering, the initial Purchaser shall have the right to select legal counsel to represent it and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

     2.3  Payments by the Company.  The Company shall use its best efforts to
          -----------------------
cause each Registration Statement required to be filed pursuant to Section 2.1 hereof to become effective as soon as practicable, but in no event later than the ninetieth (90th) day (but 120th day if reviewed by SEC) following the Closing Date (the "Registration Deadline"). If a Registration Statement covering
                   ---------------------
the Registrable Securities required to be filed by the Company pursuant to
Section 2.1 or Section 3.2 hereof is not declared effective by the SEC on or before the applicable Registration Deadline (a "Registration Failure"), or if
                                                --------------------
after such Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities covered thereby cannot be made pursuant to such Registration Statement (by reason of a stop order or the Company's failure to update the registration statement or any other reason outside the control of the Purchasers) (a "Registration Suspension"), then the Company will make
                    -----------------------
payments to the Purchasers in such amounts and at such times as shall be determined pursuant to this Section 2.3 as partial relief for the damages to the Purchasers by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). In the event of a Registration Failure, the Company shall pay to the Purchasers an amount equal to (A) the Multiplier (as defined below) times (B) the Funded Amount (as defined below)
                              -----
times (C) the number of months (prorated per day for partial months) following
-----
the applicable Registration Deadline prior to the date the applicable Registration Statement filed pursuant to Section 2.1 or Section 3.2 is declared effective by the SEC. In addition, in the event of a Registration Suspension, the Company shall pay to the Purchasers an amount equal to (D) the Multiplier times (E) the Funded Amount times (F) the number of months (prorated per day for
-----
partial months) from (x) the date on which sales of all the Registrable Securities first cannot be made to (y) the date on which sales of all such Registrable Securities can again be made. With respect to any given Registration Statement, the "Funded Amount" means the aggregate purchase price
                             -------------
of the Convertible Securities and the Warrant relating to the Common Stock registered (or to be registered) on such Registration Statement. Amounts to be paid pursuant to this Section 2.3 shall be paid pro rata to Purchasers based upon the number of Conversion Shares and Warrant Shares owned by them (including, for these purposes, Conversion Shares issuable upon full conversion of the Convertible Securities and Warrant Shares issuable upon full exercise of the Warrant by each Purchaser, in each case without regard to any limitations upon exercise and conversion contained therein) and shall be paid in cash. Such payments shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty
(30) days, payments shall be made for each such thirty (30) day period within five (5) days after the end of such thirty (30) day period. For purposes of this
Section 2.3, the "Multiplier" is equal to (a) for the first thirty (30) days in
                  ----------
the aggregate of any Registration Failures and Registration Suspensions, 0.01;
(b) for the second thirty (30) days in the aggregate of any Registration Failures and Registration Suspensions, 0.015; (c) for the third thirty (30) days in the aggregate and all successive thirty (30) day periods thereafter in the aggregate of any Registration Failures and Registration Suspensions, 0.02. Without limiting the foregoing, the Company shall cause the initial such Registration Statement required to be filed pursuant to Section 2.1 hereof to become effective within 180 days of the Closing Date and shall not permit such Registration Statement (or any other Registration Statement hereunder) after it becomes so effective to cease to be effective or available for use for five consecutive trading days or ten trading days in any twelve month period.

     2.4  Piggy-Back Registrations.  If at any time prior to the expiration of
          ------------------------
the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to each Purchaser who has a right to have Registrable Securities covered by a Registration Statement pursuant to this Agreement written notice of such determination and, if within fifteen (15) days after the date of such notice, such Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Purchaser requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Purchaser has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Purchasers seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Purchasers; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No right to registration of Registrable Securities under this Section 2.4 shall be construed to limit any registration required under Section 2.1 or 3.2 hereof. If an offering in connection with which a Purchaser is entitled to registration under this Section 2.4 is an underwritten offering, then each Purchaser whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. So long as a Registration Statement is effective and immediately available for use so that all of the Registrable Securities may be sold in reliance thereon, the provisions of this section shall not apply.

     2.5  Eligibility for Form S-3.  The Company represents and warrants that it
          ------------------------
is currently eligible to register the resale of the Conversion Shares, Warrant Shares and all Registrable Securities by the Purchaser on a Registration Statement on Form S-3 under the Securities Act for the account of Purchaser (and not for or on behalf of Company). The Company shall file all reports required to be filed by the Company with the SEC in a timely manner and take all other actions which may be required so as to maintain such eligibility for the use of Form S-3.

                                  ARTICLE III
                          OBLIGATIONS OF THE COMPANY
                          --------------------------

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations, including with respect to each Registration Statement required to be filed hereunder:

     3.1 The Company shall prepare promptly and file with the SEC the Registration Statement required by Section 2.1, and cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and keep the Registration Statement effective pursuant to Rule 415 and available for use at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold (and no further Registrable Securities may be issued in the future) and
(ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Purchaser) may be immediately sold to the public without registration and without restriction as to the number of Registrable Securities to be sold, whether pursuant to Rule 144 or otherwise (the "Registration Period"). The Registration Statement (including any
      -------------------
amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

     3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and immediately available for use at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period or, if earlier, such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is, at any time, insufficient to cover one hundred fifty percent (150%) of the Registrable Securities issued or issuable upon conversion of the Convertible Securities or upon exercise of the Warrant (in each case, without giving effect to any limitation on conversion or exercise thereof) held by any Purchaser and required to be covered by such Registration Statement pursuant to
Section 2.1 or Section 3.2 hereof, the Company shall amend, if permissible, the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover two hundred percent (200%) of the Registrable Securities issued or issuable to such Purchaser upon such exercise or conversion (in each case, without giving effect to any limitation on conversion or exercise thereof), in each case, as soon as practicable, but in any event within five (5) business days. The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event within five
(5) business days with respect to amendment and ten (10) business days with respect to a new Registration Statement (each such deadline also being a "Registration Deadline").

     Notwithstanding the foregoing, in the event the SEC reviews an amendment or a new Registration Statement filed pursuant to this Agreement and so long as (i) the Company in good faith uses its best efforts to address and resolve each and all of the SEC comments made pursuant to such review and (ii) the Purchaser may sell up to and including 100% of the Registrable Securities under an effective Registration Statement which is immediately available for use so that all of the Registrable Securities may be sold in reliance thereon, then the Company shall not be subject to the payment provisions of Section 2.3 until such date of not more than thirty (30) days from the date when such Registration Deadline or Registration Failure first occurred.

     3.3 The Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2.1, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and (b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by such Purchaser.

     3.4 The Company shall (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States as each Initial Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof and availability for use during the Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) make any change in its charter or by-laws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders. Notwithstanding the foregoing, this Section 3.4 shall only be for the benefit of Initial Purchaser and any transferee of Initial Purchaser of $500,000 of the face amount of Securities at the time of such transfer.

     3.5 In the event the Purchaser in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section 2.1 or Section
3.2 hereof and the Initial Purchaser elects underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     3.6 As soon as practicable after becoming aware of such event, the Company shall notify (by telephone and also by facsimile and reputable overnight courier) each Purchaser of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts as soon as possible (but in any event within five (5) days) to prepare a supplement or amendment to the Registration Statement (and make all required filings with the SEC) to correct such untrue statement or omission, and the Company shall simultaneously (and thereafter as requested) deliver such number of copies of such supplement or amendment (or other applicable document) to each Purchaser as such Purchaser may request in writing.

     3.7 The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time and the Company shall immediately notify by facsimile each Purchaser (at the facsimile number for such Purchaser set forth on the signature page hereto) who holds Registrable

Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

     3.8 The Company shall permit a counsel designated by the Initial Purchaser to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

     3.9 The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

     3.10 At the request of any Purchaser, the Company shall use reasonable efforts to furnish, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as a Purchaser may reasonably request but not more frequently than once every three months (a) an opinion, dated as of such applicable date, from counsel representing the Company addressed to the Purchasers and in form, scope and substance as is customarily given in an underwritten public offering and (b) a letter, dated as of such applicable date, from the Company's independent certified public accountants addressed to the Purchasers and in form, scope and substance as customarily given to underwriters in an underwritten public offering. Such requests made by Purchaser shall not result in the Company bearing expenses which in light of all the facts and circumstances and existing law and interpretations would be unreasonable.

     3.11  The Company shall make available for inspection by (i) any Purchaser,
(ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) attorneys and accountants retained by any Purchaser, and (iv) attorneys retained by such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate
 ----------
documents and properties of the Company (collectively, the "Records"), as shall
                                                            -------
be reasonably deemed necessary by each Inspector and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified in writing, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement to permit Purchaser to sell under such Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Purchaser). The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and reasonable substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.11. Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit a Purchaser's ability to sell Registrable Securities in a manner which is consistent with applicable laws and regulations.

     3.12 The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) such Purchaser consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     3.13 From and after Closing, the Company shall cause the listing and the continuation of listing of all the Registrable Securities on Nasdaq Smallcap Market and the Company shall use its best efforts to list its Common Stock on the Nasdaq National Market System or the New York Stock Exchange and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the Common Stock is then listed or quoted.

     3.14 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

     3.15 The Company shall cooperate with the Purchasers who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Purchasers may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Purchasers may request, and, within one (1) business day after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as Exhibit 1.
                                       ---------

     3.16 At the request of any Purchaser, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

     3.17 The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities covered by the Registration Statement and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission).

     3.18 The Company shall take all such other actions as any Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

     3.19 From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company (other than Purchasers with respect to Registrable Securities) to include any of their securities in any Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof without the consent of the Initial Purchaser.

     3.20 The Registration Statement shall state that it covers such indeterminate number of additional shares as may be issuable upon conversion of the Convertible Securities or exercise of the Warrant to prevent dilution resulting from stock splits, stock dividends and other similar transactions.

                                  ARTICLE IV
                         OBLIGATIONS OF THE PURCHASERS
                         -----------------------------

     In connection with the registration of the Registrable Securities, each Purchaser shall have the following obligations:

     4.1 Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser.

     4.2 Each Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

     4.3 Each Purchaser whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Purchaser shall use its reasonable efforts to comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.4  Intentionally Deleted.
          ---------------------

     4.5 Each Purchaser agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 or advice that a supplement or amendment is not required and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Purchaser's obligations under this paragraph shall in no way limit the Company's obligations under this Agreement or Purchaser's rights or remedies against the Company with respect to any breach or threatened breach by the Company of any such obligations.

     4.6 Without limiting a Purchaser's rights under Section 2.1 or 3.2 hereof, no Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell such Purchaser's Registrable Securities on the basis provided in any underwriting agreements in usual and customary form entered into by the Company pursuant to Section 3.5 hereof, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Article V. Without implication that the contrary would otherwise be true, it is expressly understood and agreed that no Purchaser shall be required to participate in any such underwritten distribution.

                                   ARTICLE V
                           EXPENSES OF REGISTRATION
                           ------------------------

     All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of the Inspectors selected by the Initial Purchaser pursuant to Section 3.11, hereof shall be borne by the Company; provided that the Company shall not be obligated
                               --------
to pay any fees or expenses of the Inspectors in an amount in excess of Five Thousand Dollars ($5,000.00) for each Registration Statement.

                                  ARTICLE VI
                                INDEMNIFICATION
                                ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     6.1 To the extent permitted by law, the Company will indemnify, hold harmless and defend (a) each Purchaser who holds such Registrable Securities,
(b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control any Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, (each,
                                                  ------------
an "Indemnified Person"), against any losses, claims, damages, liabilities or
    ------------------
expenses (collectively, together with actions, proceedings or inquiries whether or not in any court, before any administrative body or by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such
          ------
Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse each such Indemnified
               ----------
Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and
(z) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Article IX.

     6.2 In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (such an "Indemnified Party"), against
                                                 -----------------
any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and such Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that a Purchaser shall be liable under this Agreement (including this Section
6.2 and Article VII) for only that amount as does not exceed the net proceeds actually received by such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

     6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Article VI, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Purchasers holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Purchaser if it holds Registrable Securities included in such Registration Statement), if the Purchasers are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                                  ARTICLE VII
                                 CONTRIBUTION
                                 ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (ii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                                 ARTICLE VIII
                        REPORTS UNDER THE EXCHANGE ACT
                        ------------------------------

     With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:
                                             --------

     8.1 File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
Section 4.3 of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

     8.2 Furnish to each Purchaser so long as such Purchaser holds Convertible Securities, the Warrant or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration. This Section 8.2 shall not apply in the event all of the Registrable Securities are registered on a Registration Statement declared effective by the SEC and which is immediately available for use for the sale or transfer of the Registrable Securities herein, or two years has lapsed since the date of this agreement and the Securities may be sold or transferred in reliance on Section (k) of Rule 144 of the Securities Act of 1933.

                                  ARTICLE IX
                       ASSIGNMENT OF REGISTRATION RIGHTS
                       ---------------------------------

     The rights of the Purchasers hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by each Purchaser to any transferee of all or any portion of the Convertible Securities or the Registrable Securities if: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein. The rights of a Purchaser hereunder with respect to any Registrable Securities not transferred (and not represented by Convertible Securities or the Warrant transferred) shall not be assigned by virtue of the transfer of other Registrable Securities or transferred Convertible Securities or the Warrant representing other Registrable Securities. Any such transferee who succeeds to rights hereunder shall be deemed to have a separate agreement with the Company independent of this Agreement.

                                   ARTICLE X
                       AMENDMENT OF REGISTRATION RIGHTS
                       --------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Initial Purchaser. In the event of the assignment of rights hereunder pursuant to
Article IX, the Company shall not take any action pursuant to such assignment rights that would adversely affect Purchaser's rights hereunder without Purchaser's consent. In addition, should the Company take any action or refrain from any action with respect thereto, Purchaser shall be entitled to, at its option, have the Company take such action or refrain from such action with respect to Purchaser hereunder.

                                  ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

     11.1 A person or entity is deemed to be a holder (or a holder in interest) of Registrable Securities whenever such person or entity owns of record such Registrable Securities (or the Convertible Securities or the Warrant which may be converted into or exercised for Registrable Securities). If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same

Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or Convertible Securities or the Warrant, as the case may be).

     11.2 Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by machine-generated confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:

               Online System Services, Inc.
               1800 Glenarm Place, Suite 700
               Denver, Colorado 80202
               Telecopy: (303) 292-5039
               Attention: William Cullen

               with a copy to:

               Gray, Plant, Mooty, Mooty & Bennett, P.A.
               3400 City Center
               33 South Sixth Street
               Minneapolis, MN 55402-3796
               Telecopy:  (612) 333-0066
               Attention:  Lindley S. Branson, Esq.

if to any Purchaser, at such address as such Purchaser, shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11.2.

     11.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     11.4 This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the federal courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     11.5 This Agreement, the Convertible Securities, the Warrant and the Securities Purchase Agreement (including all schedules and exhibits thereto and all certificates and opinions required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Convertible Securities, the Warrant and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     11.6 Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary contained herein, including, without limitation, Article IX, the rights of a Purchaser hereunder shall be assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with a Purchaser's margin or brokerage accounts.

     11.7 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     11.8 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     11.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     11.10  [Intentionally omitted]

     11.11 In the event Purchaser shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining participant, in such Registration Statement, pro rata based on the number of shares of Registrable Securities then held by such participant. Without implication that the contrary would otherwise be true, for purposes of this paragraph, all Convertible Securities and the Warrant then outstanding shall be assumed converted into and exercised for Registrable Securities (without giving effect to any limitations on conversion or exercise).

     11.12 If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

                                     * * *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

ONLINE SYSTEM SERVICES, INC.


By:  /s/ William R.  Cullen
   -------------------------------
  Name:  William R.  Cullen
         -------------------------
  Title:  EVP & CFO
          ------------------------

Address:  1800 Glenarm Place, Suite 700
          Denver, Colorado 80202

Facsimile Number:  (303) 292-5039


Initial Purchaser:

CASTLE CREEK TECHNOLOGY PARTNERS LLC

     By:  CASTLE CREEK PARTNERS LLC
     Its: Managing Member


     By:  /s/ John Ziegelman
          ------------------------
     Name:  John Ziegelman
            ----------------------
     Title:  Managing Member
             ---------------------

Address:  c/o Castle Creek Partners LLC
          77 West Wacker Drive, Suite 4040
          Chicago, Illinois 60601
          Attention:  Portfolio Manager

Facsimile Number:  (312) 499-6999

     EXHIBIT 1
     to Registration
     Rights Agreement

                                    [Date]

[Name and address
of transfer agent]

                    RE:  ONLINE SYSTEM SERVICES, INC.

Ladies and Gentlemen:

     We are counsel to Online System Services, Inc., a Colorado corporation (the "Company"), and we understand that [Name of Purchaser] (the "Holder") has
--------                                                     ------
purchased from the Company an amount of the Company's three-year 10% Promissory Notes (the "Note") convertible into shares of the Company's common stock, no par
            ----
value (the "Common Stock").  The Note was purchased by the Holder pursuant to a
            ------------
Securities Purchase Agreement, dated as of August __, 1999, by and among the Company and the signatories thereto (the "Agreement"). Pursuant to a
                                          ---------
Registration Rights Agreement, dated as of August __, 1999, by and among the Company and the signatories thereto (the "Registration Rights Agreement"), the
                                          -----------------------------
Company agreed with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms
                                             --------------
provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on March __, 1999, the Company filed a Registration Statement on Form S-_____ (File No. 333- __________) (the "Registration Statement") with the Securities and Exchange
                  ----------------------
Commission (the "SEC") relating to the Registrable Securities, which names the
                 ---
Holder as a selling stockholder thereunder.

     [Other customary introductory and scope of examination language to be inserted]

Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

     [Other appropriate customary language reasonably acceptable to holder to be included.]

                                  Very truly yours,

cc:  [Name of Purchaser]